Prospectus Supplement

                              Dated July 27, 2005*

AXP Selective Fund (July 30, 2004 and July 29, 2005) S-6376-99 Y and S-6376-99 Z

The Fund's Board of Directors has approved in principle the merger of the Fund into AXP Diversified Bond Fund, a fund that seeks to provide shareholders with a high level of current income while conserving the value of the investment for the longest period of time. Unlike AXP Selective Fund, AXP Diversified Bond Fund will assume some credit risk to achieve higher yield and/or capital appreciation by buying lower-quality (junk) bonds.

Completion of the merger is subject to a number of conditions, including final approval by the Fund's Directors and approval by shareholders of the Fund. It is currently anticipated that, pending final approval from the Fund's Directors, proxy materials regarding the merger will be distributed to shareholders during the fourth quarter of 2005, and that a meeting of shareholders to consider the merger will be scheduled for the first quarter of 2006. It is anticipated that the Fund will be closed to new investors in the first quarter of 2006.

For more information about AXP Diversified Bond Fund, please call (800) 862-7919 for a prospectus.

S-6376-3 A (7/05)

* Valid until next prospectus update.